 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2020 (December 9, 2020)

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418
(Address of principal executive offices, including zip code)
(561) 365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2020, as part of a periodic review of corporate governance matters, the Board of Directors of Carrier Global Corporation (the “Company”) approved and adopted amended and restated Bylaws to:  (i) require disclosure of any short positions held by a nominating shareowner, beneficial owner or any of their respective affiliates or associates or others acting in concert therewith during the prior 12 months prior to the time of the nomination notice, in addition to the time of the nomination notice; (ii) provide that the Board may request supplemental information from a nominating shareowner or director nominee, which such information shall be provided within five business days of such request; (iii) require that a shareowner utilizing the proxy access provision to nominate one or more directors represent that, in addition to itself, neither the nominee(s) nor the affiliates or associates of the shareowner or nominee(s) has an intent to change or influence control of the Company; and (iv) add a new emergency bylaw providing that, in the event of an emergency, disaster, catastrophe or similar condition where a quorum of the Board of Directors cannot readily be convened, a lower threshold of directors may constitute a quorum.

The amended and restated Bylaws also make certain other clarifying and conforming “housekeeping” and procedural changes.

The amended and restated Bylaws approved and adopted by the Board were effective immediately upon approval and adoption.

The foregoing description of the Amended and Restated Bylaws is not complete and is subject to, and qualified in its entirety by reference to, the full text thereof, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	3.2	Amended and Restated Bylaws of Carrier Global Corporation

	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION (Registrant)

Date: December 14, 2020	By:	/s/ Mark G. Thompson
Mark G. Thompson
Vice President, Secretary & Deputy General Counsel